                                                                October 31, 1999

[GRAPHIC]

                              Evergreen Select
                              Fixed Income Fund II
                                     Annual Report


                                                   [LOGO OF EVERGREEN FUNDS(SM)]

                                   EVERGREEN
                               Table of Contents

Letter to Shareholders ...................................................   1

Evergreen Select Fixed Income Fund II
 (Formerly Mentor Fixed Income Portfolio)

   Fund at a Glance ......................................................   2
   Portfolio Manager Commentary ..........................................   3

Financial Highlights
   Evergreen Select Fixed Income Fund II .................................   6

Schedule of Investments
   Evergreen Select Fixed Income Fund II .................................   7

Statement of Assets and Liabilities ......................................  10

Statement of Operations ..................................................  11

Statements of Changes in Net Assets ......................................  12

Notes to Financial Statements ............................................  13

Independent Auditors' Report .............................................  18

Additional Information (Unaudited) .......................................  19





--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in asssets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
Mutual Funds:     NOT FDIC INSURED     May lose value . not bank guaranteed
               -----------------------------------------------------------------

                           Evergreen Distributor,Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                  December 1999


Dear Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Fund II annual report, which covers the twelve-month period ended October 31, 1999.

[PHOTO OF WILLIAM M. ENNIS]
      William M. Ennis

[PHOTO OF DAVID C. FRANCIS]
      David C. Francis

Uncertainty over Interest Rates Influences the Markets

It has been a difficult environment over the last twelve months for fixed-income investors. After the Federal Reserve Board lowered interest rates three times in 1998 in an attempt to insulate the U.S. economy from global economic turmoil, it reversed course halfway through 1999 and raised interest rates twice during the fiscal period because of concerns about an overheated U.S. economy. Amidst the volatility, the yield on the bellwether 30-year Treasury bond rose from a low of 4.72% in October of 1998 to 6.16% by October 31, 1999, the end of the fiscal period.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We believe bonds are relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.


Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.


/s/ David C. Francis

David C. Francis, C.F.A.
Managing Director Chief
Investment Officer
First Union National Bank
-------------------------
First Capital Group

1    The information above constitutes Year 2000 readiness disclosure.

                                   Evergreen
                          Select Fixed Income Fund II
                   (formerly Mentor Fixed Income Portfolio)

                    Fund at a Glance as of October 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Fixed Income Fund II seeks to achieve client fixed-income objectives through diversified portfolios of primarily high quality fixed-income securities.

                                     Process

Portfolio management emphasizes sector rotation, term structure allocation, high credit quality, and individual security valuation. The manager uses a combination of quantitatively driven security selection and regular portfolio repositioning to enhance returns above those available from more passive management approaches.

                                    Benchmark

Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/6/1994                   Class I      Class IS/2/
Class Inception Date                                 12/6/1994     10/18/1999
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
1 year                                                 0.97%          0.97%
--------------------------------------------------------------------------------
3 years                                                5.50%          5.50%
--------------------------------------------------------------------------------
Since Portfolio Inception                              7.53%          7.53%
--------------------------------------------------------------------------------
12-month income dividends per share                   $0.77          $0.00
--------------------------------------------------------------------------------
12-month capital gains distributions per share        $0.12          $0.00
--------------------------------------------------------------------------------

                               LONG TERM GROWTH

                                 [LINE GRAPH]

                                                             Evergreen Select
                         CPI               LBABI           Fixed Income Fund II
                         ---               -----           --------------------
       12/31/94        1,000,000         1,000,000               1,000,000
       10/31/95        1,026,700         1,151,098               1,159,000
       10/31/96        1,057,400         1,218,408               1,215,300
       10/31/97        1,079,500         1,326,760               1,294,000
       10/31/98        1,095,500         1,450,574               1,387,400
       10/31/99        1,126,900         1,458,348               1,410,300



Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund II, Class I, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

2 Historical performance shown for Class IS prior to its inception is based on the performance of Class I, the original class offered. These historical returns for Class IS have not been adjusted to reflect the effect of the class' 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   Evergreen
                          Select Fixed Income Fund II
                   (formerly Mentor Fixed Income Portfolio)

                          Portfolio Manager Commentary

--------------------------------------------------------------------------------
   Portfolio Management
--------------------------------------------------------------------------------

[PHOTO OF P. MICHAEL JONES]
     P.Michael Jones

--------------------------------------------------------------------------------
   Performance
--------------------------------------------------------------------------------

Evergreen Select Fixed Income Fund II , Class I Shares, returned 1.05% for the twelve-month period ended October 31, 1999. By comparison, the fund's Lipper Intermediate Investment Grade peer group lost -0.07% in the same period, and the Lehman Brothers Aggregate Bond Index returned 0.53%.

                  Portfolio
               Characteristics
               ---------------

Total Net Assets                    $77,441,272
------------------------------------------------
Average Credit Quality                      AAA
------------------------------------------------
Effective Maturity                   8.36 years
------------------------------------------------
Average Duration                     4.80 years
------------------------------------------------

--------------------------------------------------------------------------------
   Environment
--------------------------------------------------------------------------------

The past twelve months were extremely difficult for bond investors. Stronger-than-expected economic growth drove interest rates 1.00% to 1.60% higher across all maturities, putting 1999 on track to be the second worst year for bonds in the history of the credit markets.

The fiscal year started with interest rates moving lower. The summer of 1998 left world economies and financial markets in a state of upheaval. Russia's effective default on its debt revealed a strong connection between emerging markets, Wall Street trading desks and hedge funds. Hedge funds are private investment accounts that often engage in highly leveraged, complex trading activity, and are not subject to the same regulations as mutual funds. The fallout from the Russian default pushed the largest hedge fund in the United States to the brink of bankruptcy. Investors became increasingly concerned about the widespread global effects of traders unwinding their positions. Corporate bond and mortgage-backed security prices spiraled lower as selling continued into a market with severely reduced liquidity. Investors sought only the highest quality and most liquid securities. Demand for U.S. Treasuries soared, but faded for bonds with even a hint of risk. To stabilize global economies and financial markets, the world's central bankers eased monetary conditions in the fourth quarter of 1998, pushing interest rates to extraordinarily low levels.

As we entered 1999, many investors expected fragile international economies to limit U.S. economic growth. However, thanks to aggressive easing by the Fed and other central banks across the world, the U.S. economy remained robust and growth in many global economies was faster and more durable than many investors anticipated. Market sentiment shifted from concerns that weak international growth would dampen the U.S. economy to concerns about an overheated economy fostering inflation and prompting the need for a more restrictive monetary policy. By the end of the Fund's 1999 fiscal year, the Federal Reserve Board had raised interest rates twice. Many foreign interest rates followed U.S. interest rates higher, as global investors shared concerns about inflation.

The market's volatility created longer-term opportunity, as changing market conditions caused yield relationships between U.S. Treasuries and other sectors to shift. Corporate bonds and mortgage-backed securities began to offer yield advantages versus

                                   Evergreen
                          Select Fixed Income Fund II
                   (formerly Mentor Fixed Income Portfolio)

                          Portfolio Manager Commentary


Treasuries that were extremely high by historical standards. Market psychology also changed. Although global markets recovered somewhat from the turmoil of last fall, many Wall Street firms--hurt by last year's use of extensive leverage--became unusually cautious about adding to their security inventories. This reluctance on the part of dealers to make markets in many types of securities limited the potential price appreciation for bonds, particularly those considered to be less liquid. Liquidity is a measure of how easily a particular security can be bought and sold, and how high the transaction costs associated with such purchases and sales will be. In light of reduced overall liquidity in the market, the liquidity of individual securities became a top priority for investors.


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                     (based on 10/31/1999 portfolio assets)

                                  [PIE CHART]

AAA -- 64.1%
U.S. Government -- 20.1%
A -- 10.2%
AA -- 3.1%
BBB -- 2.5%


Strategy

Our management strategies focused on asset allocation and active management of the Fund's duration. We entered the fiscal year with a heavy weighting in U.S. Treasuries, a minimal position in investment grade corporate bonds and no high yield bond holdings. The Fund also had a long duration. The Fund's asset allocation and long duration enhanced total return when demand was unusually strong for U.S. Treasuries and interest rates fell. We reduced holdings in Treasuries toward the end of 1998, reinvesting assets in mortgage-backed securities and investment grade corporate bonds. At that time, market conditions had stabilized and yield advantages were at attractive levels. The new asset allocation benefited performance when mortgage-backed securities and corporate bonds outperformed U.S. Treasuries as yield relationships returned to more normal historical standards. We shortened the Fund's duration in May and maintained this defensive stance through the end of the fiscal period. A shorter duration enhanced price stability as interest rates rose. Average portfolio quality was "AA+", as of 10/31/99.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                        (based on 10/31/1999 net assets)

                                  [PIE CHART]

Government Agency Notes/Bonds -- 42.0%
Corporate Notes/Bonds -- 22.1%
Asset-Backed -- 13.8%
Repurchase Agreements -- 9.7%
Treasury Notes/Bonds -- 5.5%
Yankee Obligations -- 5.0%
Collateralized Mortgage Obligations -- 1.6%
Other Assets and Liabilities - net -- 0.3%


Outlook

Over the long term, we think that bonds offer an extremely attractive investment opportunity. "Real" interest rates--the rate earned by the investor in excess of inflation--are very high by historical standards. We believe the current fears concerning accelerating inflation will prove to be unfounded for two reasons. First, the Fed has proven time and again that they will not allow inflation to get out of hand. They will continue to tighten credit conditions until any inflationary pressures are extinguished. Second, we also believe the internet is without doubt the most deflationary force yet invented. Every conceivable good or service is being offered across the internet, and price comparisons are quick and easy. In such an environment, raising prices becomes a fairly dangerous proposition. Low and stable inflation rates will ultimately result in much lower interest rates, and excellent returns from fixed income investments.

                                   Evergreen
                          Select Fixed Income Fund II
                   (formerly Mentor Fixed Income Portfolio)

                          Portfolio Manager Commentary

In our opinion, at current levels, bonds are attractively valued and offer the potential for solid returns over the long term. Near term, however, we believe interest rates could continue to rise. We think the Federal Reserve Board will need to continue draining some of the liquidity it provided to markets during last year's crisis, and would not be surprised to see short-term rates reach the 6% area. Such aggressive action on the part of the Fed, however, would bring the bear market in bonds to an end. Much of the economy's strength has come from consumer spending, which has been fueled by the "wealth effect" of rising stock prices. In our opinion, stock prices will respond negatively to continued increases in short-term interest rates. A softening in equity prices will dampen the "wealth effect" and curb consumer spending. A slower economy with continued low inflation should improve bond market sentiment considerably.

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                               Financial Highlights
                (For a share outstanding throughout each period)

                                           Year Ended October 31,
                                  --------------------------------------------
                                   1999     1998     1997     1996    1995 (c)
 CLASS I (b)
 Net asset value, beginning of
  period                          $ 13.15  $ 13.11  $ 12.89  $ 13.71  $ 12.50
                                  -------  -------  -------  -------  -------
 Income from investment
  operations
 Net investment income               0.78     0.79     0.83     0.77     0.81
 Net realized and unrealized
  gains or losses on securities,
  interest rate swaps and
  futures contracts                 (0.66)    0.13     0.21    (0.16)    1.14
                                  -------  -------  -------  -------  -------
 Total from investment
  operations                         0.12     0.92     1.04     0.61     1.95
                                  -------  -------  -------  -------  -------
 Distributions to shareholders
  from
 Net investment income              (0.77)   (0.82)   (0.82)   (0.77)   (0.74)
 Net realized gains                 (0.12)   (0.06)    0.00    (0.66)    0.00
                                  -------  -------  -------  -------  -------
 Total distributions to
  shareholders                      (0.89)   (0.88)   (0.82)   (1.43)   (0.74)
                                  -------  -------  -------  -------  -------
 Net asset value, end of period   $ 12.38  $ 13.15  $ 13.11  $ 12.89  $ 13.71
                                  -------  -------  -------  -------  -------
 Total return                        0.97%    7.21%    8.39%    4.87%   15.90%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                     $77,440  $83,372  $61,738  $49,962  $34,053
 Ratios to average net assets
 Expenses                            0.10%    0.10%    0.15%    0.17%    0.22%+
 Net investment income               6.16%    6.08%    6.52%    6.22%    6.75%+
 Portfolio turnover rate              209%     137%     194%     226%     302%

                                                         Period Ended
                                                     October 31, 1999 (a)
 CLASS IS
 Net asset value, beginning of period                       $12.25
                                                            ------
 Income from investment operations
 Net investment income                                        0.03
 Net realized and unrealized loss on securities and
  futures contracts                                           0.10
                                                            ------
 Total from investment operations                             0.13
                                                            ------
 Distributions to shareholders from
 Net investment income                                           0
 Net realized gains                                              0
                                                            ------
 Total distributions to shareholders                             0
                                                            ------
 Net asset value, end of period                             $12.38
                                                            ------
 Total return                                                 1.06%
 Ratios and supplemental data
 Net assets, end of period (thousands)                      $    1
 Ratios to average net assets
 Expenses                                                     0.39%+
 Net investment income                                        6.86%+
 Portfolio turnover rate                                       209%

+ Annualized.
(a) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
(b) Effective October 18, 1999 shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.
(c) For the period from December 6, 1994 (commencement of class operations) to October 31, 1995.

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                            Schedule of Investments
                                October 31, 1999

  Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - 13.8%
 $   507,433 Advanta Home Equity Loan Trust,
              Ser. 1993-2, Cl. A2,
              6.15%, 10/25/2009..................................   $   498,266
     264,430 Advanta Mtge. Loan Trust,
              Ser. 1993-3, Cl. A3,
              4.75%, 11/25/2009..................................       261,639
             AFG Receivables Trust:
     680,323 Ser. 1997-A, Cl. A,
             6.35%, 10/15/2002...................................       678,564
     159,888 Ser. 1997-B, Cl. B,
             6.40%, 2/15/2003....................................       159,382
     319,777 Ser. 1997-B, Cl. C,
             7.00%, 2/15/2003....................................       319,292
   1,000,000 Capital One Master Trust,
              Ser. 1998-4, Cl. A,
              5.43%, 1/15/2007...................................       960,925
     980,000 CS First Boston Mtge. Securities Corp.,
              Ser. 1996-2, Cl. A6,
              7.18%, 2/25/2018...................................       976,712
   1,000,000 Discover Card Master Trust,
              Ser. 1998-7, Cl. A,
              5.60%, 5/16/2006...................................       961,125
     711,000 EQCC Home Equity Loan Trust,
              Ser. 1998-2, Cl. A6F,
              6.159%, 4/15/2008..................................       690,655
   1,800,000 J.C. Penney Master Credit Card Trust,
              Ser. E, Cl. A, 5.50%, 6/15/2007....................     1,728,441
     500,000 Key Auto Fin. Trust,
              Ser. 1999-1, Cl. A3,
              5.63%, 7/15/2003...................................       494,277
             Union Acceptance Corp.:
   1,462,000 Ser. 1997-A, Cl. A3,
             6.48%, 5/10/2004....................................     1,455,911
   1,500,000 Ser. 1998-D, Cl. A3,
             5.75%, 6/9/2003.....................................     1,488,082
                                                                    -----------
             Total Asset-Backed Securities
              (cost $10,828,237).................................    10,673,271
                                                                    -----------
 CORPORATE BONDS - 22.1%
             Banks - 0.3%
     270,000 Norwest Corp.,
              Sr. Notes,
              6.80%, 5/15/2002...................................       271,035
                                                                    -----------
             Cable/Other Video
              Distribution - 0.7%
     500,000 Century Communications Corp.,
              Sr. Notes,
              9.50%, 8/15/2000...................................       504,375
                                                                    -----------
             Electrical Equipment &
              Services - 3.0%
     200,000 Amkor Technology, Inc.,
              Sr. Notes,
              9.25%, 5/1/2006 (a)................................       195,000
     200,000 CMS Energy Corp.,
              Sr. Notes, Ser. B,
              6.75%, 1/15/2004...................................       187,060
   2,000,000 PSI Energy, Inc.,
              Notes,
              6.00%, 12/14/2001..................................     1,947,908
                                                                    -----------
                                                                      2,329,968
                                                                    -----------

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Finance & Insurance - 2.5%
 $ 1,010,000 Ford Motor Credit Co.,
              Notes,
              7.375%, 10/28/2009.................................   $ 1,021,273
   1,000,000 Household Fin. Corp.,
              Sr. Notes,
              6.40%, 6/17/2008...................................       940,264
                                                                    -----------
                                                                      1,961,537
                                                                    -----------
             Food & Beverage Products - 1.6%
     300,000 Canandaigua Brands, Inc.,
              Sr. Notes,
              8.625%, 8/1/2006...................................       295,500
   1,000,000 Kroger Co.,
              Sr. Notes,
              7.25%, 6/1/2009 (a)................................       977,995
                                                                    -----------
                                                                      1,273,495
                                                                    -----------
             Gaming - 0.3%
     200,000 Lady Luck Gaming Fin. Corp.,
              11.875%, 3/1/2001..................................       201,000
                                                                    -----------
             Information Services & Technology - 2.5%
   1,000,000 IBM Corp.,
              Deb.,
              6.50%, 1/15/2028 (d)...............................       916,648
   1,000,000 Sun Microsystems, Inc.,
              Sr. Notes,
              7.65%, 8/15/2009...................................     1,022,950
                                                                    -----------
                                                                      1,939,598
                                                                    -----------
             Oil/Energy - 1.5%
     900,000 Atlantic Richfield Co.,
              Notes,
              5.90%, 4/15/2009...................................       838,783
     100,000 Eott Energy Partners LP,
              11.00%, 10/1/2009..................................       102,750
     200,000 Pride Petroleum Svcs., Inc.,
              Sr. Notes,
              9.375%, 5/1/2007...................................       197,500
                                                                    -----------
                                                                      1,139,033
                                                                    -----------
             Printing, Publishing, Broadcasting & Entertainment -
               1.2%
     200,000 Chancellor Media Corp.,
              Sr. Sub. Notes,
              9.00%, 10/1/2008...................................       205,500
     200,000 Charter Communication Holdings LLC,
              Sr. Notes,
              8.625%, 4/1/2009...................................       190,000
     550,000 Times Mirror Co. New,
              Notes,
              7.45%, 10/15/2009..................................       556,683
                                                                    -----------
                                                                        952,183
                                                                    -----------
             Retailing & Wholesale - 1.3%
   1,000,000 Wal-Mart Stores, Inc.,
              Sr. Notes,
              6.875%, 8/10/2009..................................     1,005,636
                                                                    -----------

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                       Schedule of Investments (continued)
                                October 31, 1999

  Principal
   Amount                                                               Value

 CORPORATE BONDS - continued
             Telecommunication Services & Equipment - 4.6%
 $ 1,000,000 Lucent Technologies, Inc.,
              Deb.,
              6.45%, 3/15/2029....................................   $   908,276
   1,000,000 MCI Worldcom, Inc.,
              Sr. Notes,
              6.95%, 8/15/2028....................................       941,192
     200,000 McLeod USA, Inc.,
              Sr. Notes,
              9.25%, 7/15/2007....................................       199,500
     250,000 Nextel Communications, Inc.,
              Sr. Disc. Notes,
              0.00%, 9/15/2007
              (Eff. Yield 9.56%) (c) .............................       188,750
   1,400,000 Sprint Capital Corp.,
              Notes,
              6.90%, 5/1/2019.....................................     1,309,850
                                                                     -----------
                                                                       3,547,568
                                                                     -----------
             Transportation - 1.4%
   1,000,000 Northwest Airlines Corp.,
              Ser. 1999-2B,
              7.95%, 3/1/2015.....................................     1,053,335
                                                                     -----------
             Utilities - Electric - 1.2%
     900,000 Public Svcs. Elec. & Gas Co.,
              6.50%, 6/1/2000.....................................       901,029
                                                                     -----------
             Total Corporate Bonds
             (cost $17,272,355)...................................    17,079,792
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
     244,658 BA Mtge. Securities, Inc.,
             6.50%, 7/25/2013.....................................       232,543
   1,047,169 Prudential Home Mtge. Securities,
             6.75%, 3/25/2011.....................................     1,020,650
                                                                     -----------
             Total Collateralized Mortgage
             Obligations (cost $1,299,525)........................     1,253,193
                                                                     -----------
 U.S. AGENCY OBLIGATIONS - 42.0%
             FNMA - 32.1%
   1,668,640 6.00%, 2/1/2014......................................     1,606,934
   3,255,902 6.50%, 2/1/2014 - 4/1/2014...........................     3,199,901
   2,750,000 6.625%, 9/15/2009....................................     2,741,395
   6,048,564 7.00%, 9/1/2014 - 8/1/2029...........................     6,006,046
  11,265,960 7.50%, 8/1/2029 - 10/1/2029..........................    11,301,898
                                                                     -----------
                                                                      24,856,174
                                                                     -----------
             GNMA - 9.9%
   3,595,272 6.00%, 6/15/2028 - 3/15/2029.........................     3,340,054
   4,536,879 6.50%, 5/15/2009 - 4/15/2029.........................     4,355,839
                                                                     -----------
                                                                       7,695,893
                                                                     -----------
             Total U.S. Agency Obligations
              (cost $32,800,535)..................................    32,552,067
                                                                     -----------

  Principal
   Amount                                                              Value

 U.S. TREASURY OBLIGATIONS - 5.5%
             U.S. Treasury Bonds:
 $ 2,185,000 5.25%, 11/15/2028 - 2/15/2029 (d)...................   $ 1,889,779
   1,450,000 6.00%, 2/15/2026....................................     1,376,141
     200,000 7.50%, 11/15/2024...................................       226,313
     750,000 U.S. Treasury Notes,
              6.00%, 8/15/2009 (d)...............................       749,297
                                                                    -----------
             Total U.S. Treasury Obligations
             (cost $4,283,898)...................................     4,241,530
                                                                    -----------
 YANKEE OBLIGATIONS - 5.0%
             Cable/Other Video
             Distribution - 0.6%
     400,000 Rogers Cablesystems Ltd.,
             10.00%, 3/15/2005...................................       423,000
                                                                    -----------
             Diversified Companies - 1.2%
   1,000,000 Rothmans Nederland Holdings BV,
             6.875%, 5/6/2008....................................       934,349
                                                                    -----------
             Telecommunication Services &
             Equipment - 2.2%
   1,500,000 Cable & Wireless Communication,
             6.625%, 3/6/2005....................................     1,509,035
     200,000 Telewest Communications PLC,
              0.00%, 10/1/2007
              (Eff. Yield 8.11%) (c) ............................       182,750
                                                                    -----------
                                                                      1,691,785
                                                                    -----------
             Government - 1.0%
     800,000 Quebec Province Canada,
              Deb.,
              7.50%, 9/15/2029...................................       803,840
                                                                    -----------
             Total Yankee Obligations (cost $3,920,497)..........     3,852,974
                                                                    -----------

   Shares                                                              Value
 MUTUAL FUND SHARES - 4.0%
   3,106,701 Navigator Prime Fund (e)
              (cost $3,106,701)..................................     3,106,701
                                                                    -----------
  Principal
   Amount                                                              Value
 REPURCHASE AGREEMENT - 9.7%
 $ 7,544,037 State Street Bank & Trust Co.
              Repurchase Agreement 5.16%,
              dated 10/29/1999, due 11/1/1999,
              maturity value $7,547,281 (b)
              (cost $7,544,037)..................................     7,544,037
                                                                    -----------
             Total Investments -
             (cost $81,055,785)...........................   103.7%  80,303,565
             Other Assets and
             Liabilities - net............................    (3.7)  (2,862,292)
                                                             -----  -----------
             Net Assets - ................................   100.0% $77,441,273
                                                             =====  ===========

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                      Schedule of Investments (continued)
                                October 31, 1999

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $7,685,000 FNMA, 5.00% due 01/11/2001 with a value including accrued interest of $7,817,011.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.
(d) All or a portion of these securities are on loan (See Note 6).
(e) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations:
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                      Statement of Assets and Liabilities
                                October 31, 1999

-----------------------------------------------------------------------------
 Assets
 Identified cost of securities..................................  $81,055,785
 Net unrealized losses on securities............................     (752,220)
-----------------------------------------------------------------------------
 Market value of securities.....................................   80,303,565
 Cash...........................................................          612
 Interest receivable............................................      747,140
 Prepaid expenses and other assets..............................       58,533
-----------------------------------------------------------------------------
  Total assets..................................................   81,109,850
-----------------------------------------------------------------------------
 Liabilities
 Payable for securities purchased...............................      519,817
 Payable for securities on loan.................................    3,106,701
 Accrued expenses and other liabilities.........................       42,059
-----------------------------------------------------------------------------
  Total liabilities.............................................    3,668,577
-----------------------------------------------------------------------------
 Net assets.....................................................  $77,441,273
-----------------------------------------------------------------------------
 Net assets represented by
 Paid-in capital................................................  $80,158,669
 Undistributed net investment income............................      222,341
 Accumulated net realized losses on securities and futures
  contracts.....................................................   (2,187,517)
 Net unrealized loss on securities..............................     (752,220)
-----------------------------------------------------------------------------
 Total net assets...............................................  $77,441,273
-----------------------------------------------------------------------------
 Net assets consists of
 Class I........................................................  $77,440,258
 Class IS.......................................................        1,015
-----------------------------------------------------------------------------
 Total net assets...............................................  $77,441,273
-----------------------------------------------------------------------------
 Shares outstanding
 Class I........................................................    6,256,151
 Class IS.......................................................           82
-----------------------------------------------------------------------------
 Net asset value per share
 Class I........................................................  $     12.38
-----------------------------------------------------------------------------
 Class IS.......................................................  $     12.38
-----------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                            Statement of Operations
                          Year Ended October 31, 1999

-----------------------------------------------------------------------------
 Investment income
 Interest.......................................................  $ 5,140,967
-----------------------------------------------------------------------------
 Expenses
 Transfer agent fee.............................................       21,726
 Custodian fee..................................................       19,135
 Registration and filing fees...................................        6,854
 Professional fees..............................................       17,815
 Organization expenses..........................................        6,957
 Other..........................................................       10,029
-----------------------------------------------------------------------------
  Total expenses................................................       82,516
  Less: Fee credits and waivers.................................         (178)
-----------------------------------------------------------------------------
  Net expenses..................................................       82,338
-----------------------------------------------------------------------------
 Net investment income..........................................    5,058,629
-----------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and futures contracts
 Net realized losses on:
  Securities....................................................   (2,157,426)
  Futures contracts.............................................      (15,070)
-----------------------------------------------------------------------------
 Net realized losses on securities and futures contracts........   (2,172,496)
 Net change in unrealized gains or losses on securities and
  futures contracts.............................................   (2,191,118)
-----------------------------------------------------------------------------
 Net realized and unrealized losses on securities and futures
  contracts.....................................................   (4,363,614)
-----------------------------------------------------------------------------
 Net increase in net assets resulting from operations...........  $   695,015
-----------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                      Statements of Changes in Net Assets


                                                      Year Ended October 31,
                                                     ------------------------
                                                        1999         1998
-----------------------------------------------------------------------------
 Operations
 Net investment income.............................  $ 5,058,629  $ 4,321,183
 Net realized gains or losses on securities,
  interest rate swaps and futures contracts........   (2,172,496)     774,135
 Net change in unrealized losses on securities.....   (2,191,118)     (60,111)
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations......................................      695,015    5,035,207
-----------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class I (a)......................................   (5,016,287)  (4,374,722)
  Class IS.........................................            0            0
-----------------------------------------------------------------------------
 Net realized gains
  Class I (a)......................................     (798,581)    (285,172)
  Class IS.........................................            0            0
-----------------------------------------------------------------------------
  Total distributions to shareholders..............   (5,814,868)  (4,659,894)
-----------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.........................   15,646,360   23,755,754
 Payment for shares redeemed.......................  (20,614,478)  (6,804,702)
 Net asset value of shares issued in reinvestment
  of distributions.................................    4,156,912    4,307,983
-----------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from capital share transactions.................     (811,206)  21,259,035
-----------------------------------------------------------------------------
  Total increase (decrease) in net assets..........   (5,931,059)  21,634,348
 Net assets
 Beginning of period...............................   83,372,332   61,737,984
-----------------------------------------------------------------------------
 End of period.....................................  $77,441,273  $83,372,332
-----------------------------------------------------------------------------
 Undistributed net investment income...............  $   222,341  $   210,480
-----------------------------------------------------------------------------

(a) Effective October 18, 1999 shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                    (formerly Mentor Fixed Income Portfolio)
                          Notes to Financial Statements

1. ORGANIZATION

Evergreen Select Fixed Income Fund II (the "Fund") (formerly Mentor Fixed In-come Portfolio), is a diversified series of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act "). Prior to October 18, 1999, the Fund was a diversified series of Mentor Institutional Trust, a Massa-chusetts business trust, organized on January 20, 1992 as an open-end manage-ment investment company and registered under the 1940 Act.

The Fund offers an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Each class of shares is sold with-out a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

On October 18, 1999, upon approval by shareholders of the Mentor Fixed Income Portfolio on its conversion into a series of the Trust, the shareholders of Mentor Fixed Income Portfolio Class Y shares became owners of that number of full and fractional shares of Class I of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which market quotations are not readily available or valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held as short-term investments are valued at net asset val-ue. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

                                   EVERGREEN
                    Notes to Financial Statements(continued)


The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

D. Dollar Roll Transactions
The Fund may engage in mortgage dollar roll transactions with respect to mort-gage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial in-stitution, such as a bank or broker/dealer and simultaneously agrees to repur-chase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mort-gages with different prepayment histories. During the roll period the Fund foregoes principal and interest paid on the securities. The Fund receives com-pensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee which is recorded as deferred income and amortized to in-come over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and cash settlement made at each renewal without physical delivery of the securities subject to the contract.

E. Residual Interests
The Fund may invest in mortgage security residual interests ("residuals"). A residual is a derivative security, which is any investment that derives its value from an underlying security, asset, or market index. The Fund's invest-ments in residuals are primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebted-ness of up to 95% of their total value, the Fund has not incurred any indebted-ness in the course of making these residual investments; nor has the Fund's as-sets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.

F. Interest-Rate Swaps
The Fund may invest in interest-rate swap transactions. An interest-rate swap is a contract between two parties on a specified principal amount, referred to as the notional principal, for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

G. When-issued and Delayed Delivery Transactions
The Fund records when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H. Securities Lending
In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of the Fund's total assets and will be collateralized by

                                   EVERGREEN
                     Notes to Financial Statements(continued)

cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the ade-quacy of the collateral daily and will require the borrower to provide addi-tional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest any cash collateral received in Fund securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the secu-rities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect the Fund and its investors. The Fund may pay fees in connection with such loans.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

J. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated in-vestment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

K. Distributions
Distributions from net investment income for the Fund are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains or losses, dollar roll transactions, residual interests and cer-tain realized loss on securities that have been subsequently repurchased.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plan for Class IS.

M. Organization Expenses
Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of October 31, 1999 all organization costs have been fully amortized.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a wholly owned subsidiary of First Union Corporation ("First Union"), serves as investment advisor to the Fund. Mentor Advisors receives no compensation for its services.

In order to limit the annual operating expenses of the Fund, Mentor Advisors may bear certain expenses incurred in connection with the operation of the Fund.

                                   EVERGREEN
                     Notes to Financial Statements(continued)


Evergreen Investment Services Inc. ("EIS"), a subsidiary of First Union, serves as administrator to the Fund and provides the Fund with facilities equipment and personnel. EIS receives no compensation for its services. Prior to June 14, 1999, Mentor Investment Group LLC ("Mentor") provided administrative services to the Fund. Mentor also received no compensation for its services.

Evergreen Service Company ("ESC"), an indirect wholly owned subsidiary of First Union, serves as the transfer agent and dividend disbursing agent for the Fund. For the year ended October 31, 1999, ESC received $645 for its services. Prior to September 13, 1999, Boston Financial Data Services, Inc. served as the Fund's transfer agent and disbursing agent.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of the BISYS Group, Inc., serves as principal underwriter to the Fund. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for its Class IS shares. Distribution plans permit a Fund to compensate its principal under-writer for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and fees to broker/dealers who sell shares of the Fund, are paid by the Fund through "Dis-tribution Plan Expenses". Under the Distribution Plan, Class IS shares incur distribution fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. Distribution plan ex-penses are calculated daily and paid at least quarterly. The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of Class IS. For the period ended October 31, 1999 Class IS Distribution Plan expenses were less than $1.

Prior to October 18, 1999, Mentor Distributors, LLC served as principal underwriter to the Mentor Fixed Income Portfolio.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class I and Class IS. Transactions in shares of the Fund were as follows:

                                        Year Ended October 31,
                             ------------------------------------------------
                                      1999                     1998
                             ------------------------  ----------------------
                               Shares       Amount      Shares      Amount
-----------------------------------------------------------------------------
Class I (b)
Shares sold.................  1,220,609  $ 15,645,360  1,822,466  $23,755,754
Shares redeemed............. (1,634,506)  (20,614,478)  (520,775)  (6,804,702)
Shares issued in
 reinvestment of
 distributions..............    327,679     4,156,912    332,359    4,307,983
-----------------------------------------------------------------------------
Net increase (decrease).....    (86,218)     (812,206) 1,634,050   21,259,035
-----------------------------------------------------------------------------
Class IS (a)
Shares sold.................         82         1,000          0            0
Shares redeemed.............          0             0          0            0
Shares issued in
 reinvestment of
 distributions..............          0             0          0            0
-----------------------------------------------------------------------------
Net increase................         82         1,000          0            0
-----------------------------------------------------------------------------
Net increase (decrease).....    (86,136) $   (811,206) 1,634,050  $21,259,035
-----------------------------------------------------------------------------

(a) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
(b) Effective October 18 1999 shareholders of Mentor Fixed Income Portfolio be-came owners of that number of full and fractional shares of Class I of Ev-ergreen Select Fixed Income Fund II.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were $163,468,007 and $159,591,101 respectively, for the year ended October 31, 1999.

At October 31, 1999, the Fund had no mortgage dollar roll transactions out-standing.

During the year ended October 31, 1999, the Fund earned income on mortgage dol-lar roll transactions of $31,780.

                                   EVERGREEN
                     Notes to Financial Statements(continued)

The Fund loaned securities during the year ended October 31, 1999 to certain brokers who paid the Fund a negotiated lender's fee. These fees are included in interest income. At October 31, 1999, the value of securities on loan and the value of collateral amounted to $3,098,270 and $3,106,701, respectively. During the year ended October 31, 1999, the Fund earned $32,442 in income from securi-ties lending.

On October 31, 1999, the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                             Gross                Gross              Net Unrealized
                           Unrealized           Unrealized            Appreciation
          Tax Cost        Appreciation         Depreciation          (Depreciation)
         --------------------------------------------------------------------------
         $81,163,008        $382,259           $(1,241,702)            $(859,443)

As of October 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of $2,080,294 which expire on October 31, 2007.

7. EXPENSE OFFSET ARRANGEMENTS

The Fund has entered into expense offset arrangements with its custodian as of June 14, 1999 and ESC as of September 13, 1999, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing as-sets. For the year ended October 31, 1999, the Fund received $178 of fee cred-its, representing 0.00% of net assets.

8. FINANCING AGREEMENT

On August 6, 1999, the Fund became party to a credit agreement between all of the Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facil-ity is allocated, under the terms of the financing agreement, among the Lend-ers. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per an-num is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank and Trust Company serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the year ended October 31, 1999, the Fund had no borrowings under this agreement.

                                   EVERGREEN
                           Independent Auditors' Report

The Board of Trustees and
Shareholders Evergreen Select
Fixed Income Trust
(formerly Mentor Institutional
Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen Select Fixed Income Fund II (for-merly Mentor Fixed Income Portfolio), a portfolio of Evergreen Select Fixed In-come Trust as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period ended October 31, 1999. These fi-nancial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these finan-cial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Select Fixed Income Fund II as of October 31, 1999, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with generally accepted account-ing principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
December 10, 1999

                                   EVERGREEN
                       Additional Information (unaudited)

SPECIAL MEETINGS OF SHAREHOLDERS

Special meetings of the Mentor Funds shareholders were held on October 15, 1999 for the Mentor Fixed Income Portfolio. Shareholders of record on August 17, 1999 were entitled to notice of and to vote at the meetings and any adjourn-ments thereof. The record date shares and the number of shares voted and repre-sented at the meetings were as follows:

                                                              Shares
                              Total                   Voted as Percentage of
                           Record Date                  Total Record Date
                          Share Position Shares Voted         Shares
         -------------------------------------------------------------------
         Mentor Fixed
          Income
          Portfolio......   6,334,393     4,330,362           68.36%

During the special meeting the shareholders of the Mentor Fixed Income Portfo-lio voted the following:

1. To approve an Agreement and Plan of Conversion and Termination providing for its conversion into a series of Evergreen Select Fixed Income Trust;

2. To approve the proposed changes to the Mentor Fixed Income Portfolio investment restrictions:

   2A. Diversification

   2B. Concentration

   2C. Senior securities

   2D. Borrowing

   2E. Underwriting

   2F. Real Estate

   2G. Commodities

   2H. Lending

   2I. To reclassify as non-fundamental certain fundamental restrictions that are no longer required to be fundamental:

       2I(i).    Short sales

       2I(ii).   Margin purchases

       2I(iii).  Pledging

       2I(iv).   Restricted securities

       2I(v).    Unseasoned issuers

       2I(vi).   Illiquid securities

       2I(vii).  Officers' and directors' ownership of securities

       2I(viii). Control of management

       2I(ix).   Joint trading

       2I(x).    Other investment companies

       2I(xi).   Oil, gas and minerals

       2I(xii).  Foreign securities

       2I(xiii). Warrants

                                   EVERGREEN
                  Additional Information (unaudited)(continued)


3. To transact any other business that may properly come before the meeting or any adjournment thereof.

The results were as follows:

Vote 1.
                 Shares Voted % of Voted % of Total
                 ------------ ---------- ----------
FOR.............  4,311,837     99.57%     68.07%
AGAINST.........          0      0.00%      0.00%
ABSTAIN.........     18,525      0.43%      0.29%
                  ---------    -------     ------
TOTAL...........  4,330,362    100.00%     68.36%

Vote 2.
                   Shares              Shares                Shares
                  Voted FOR % Voted Voted AGAINST % Voted Voted ABSTAIN % Voted
                  --------- ------- ------------- ------- ------------- -------
2A. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2B. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2C. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2D. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2E. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2F. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2G. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2H. ............. 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2I(i). .......... 4,298,819 99.27%     13,018      0.30%     18,525      0.43%
2I(ii). ......... 4,298,819 99.27%     13,018      0.30%     18,525      0.43%

Vote 3.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  4,298,819    99.27%
AGAINST.................     13,018     0.30%
ABSTAIN.................     18,525     0.43%
                          ---------   -------
TOTAL...................  4,330,362   100.00%

YEAR 2000

Like other investment companies, the Fund could be adversely affected if the computer systems used by the Fund's investment advisor and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Fund's investment advisor is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any ad-verse impact on the Fund from this problem.

FEDERAL TAX STATUS OF DIVIDENDS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $742,448 and $0.115 as respective total and per share long-term capital gain distributions for the fiscal year ended October 31, 1999.

                            Evergreen Select Funds*

Money Market                                   Growth and Income/Balanced
Money Market Fund                              Balanced Fund
Treasury Money Market Fund
100% Treasury Money Market Fund                Growth
Municipal Money Market Fund                    Special Equity Fund
U.S. Government Money Market Fund              Small Cap Growth Fund
                                               Small Company Value Fund
Municipal Fixed Income                         Strategic Growth Fund
Intermediate Term Municipal Bond Fund          Core Equity Fund
                                               Equity Index Fund
                                               Large Cap Blend Fund
Taxable Fixed Income                           Strategic Value Fund
International Bond Fund                        Diversified Value Fund
Total Return Bond Fund                         Social Principles Fund
Income Plus Fund                               Secular Growth Fund
Core Bond Fund
Fixed Income Fund
Fixed Income Fund II
Adjustable Rate Fund
Limited Duration Fund


* Minimum investment in an Evergreen Select Fund is $1,000,000

68811                                                  551676           12/99

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